UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2010

ALBANY MOLECULAR RESEARCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25323	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
21 Corporate Circle, P.O. Box 15098, Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On June 21, 2010, Albany Molecular Research, Inc. (the “Company”) issued a press release announcing that its Board of Directors has approved a new share repurchase program of up to $10 million.  Under the program, the company is authorized to repurchase outstanding shares of its Common Stock in the open market or in private transactions. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits
99.1 Press release dated June 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2010	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ Mark T. Frost
Name: Mark T. Frost
Title: Senior Vice President, Administration,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 21, 2010